SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 24, 2007

                         ALL AMERICAN PET COMPANY, INC.
             (Exact name of registrant as specified in its charter)

          MARYLAND                   001-33300                  91-2186665
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)
                             16501 VENTURA BOULEVARD
                                    SUITE 514
                            ENCINO, CALIFORNIA 91436
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (818) 981-2275
                         (REGISTRANT'S TELEPHONE NUMBER)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01 REGULATION FD DISCLOSURE.

As previously reported in registrant's Form 10-KSB for the fiscal year ended December 31, 2006, and in the registrant's Form 10-QSB for the three months ended March 31, 2007, the registrant completed, during February and March 2007, a private placement offering of 618,000 shares of common stock at $0.50 per share (the "$.50 Placement"), for total proceeds of $309,000. The terms of the $.50 Placement included a provision that if the registrant engaged in any financing of common stock or common stock equivalents (a "Subsequent Offering") from the date of the placement until February 1, 2008, then each subscriber in the $.50 Placement (each, a "$.50 Subscriber") would have the right to participate in the Subsequent Offering on the same terms and conditions as the Subsequent Offering. This provision provided each $.50 Subscriber with the right to apply the subscriber's investment in the $.50 Placement to the Subsequent Offering, to the extent possible on the same terms and conditions as the Subsequent Offering, with the result that the subscriber would have the same type and amount of securities that the subscriber would have received through an investment in the Subsequent Financing rather than in the $.50 Placement.

The registrant has undertaken a private Subsequent Offering with terms that would be applicable to the $.50 Subscribers' right to participate in the Subsequent Offering, and the registrant intends to provide the $.50 Subscribers with this opportunity. Because the Subsequent Offering is at a price that is less than the price per share paid by the $.50 Subscribers, and because the $.50 Subscribers will be able to satisfy the terms of the Subsequent Offering, the registrant anticipates that the $.50 Subscribers will elect to apply their respective investments in the Subsequent Offering and that, as a result, the registrant will issue an aggregate of 618,000 additional shares to the $.50 Subscribers.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 24, 2007                   All American Company, Inc.



                                       By: /s/ Barry Schwartz
                                           ------------------
                                           Barry Schwartz
                                           Chief Executive Officer

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